                                                                   EXHIBIT 10.23



                             AMENDED AND RESTATED

                          INVESTORS RIGHTS AGREEMENT

     This Agreement is made as of January 23, 2001 by and among TheraSense, Inc., a Delaware corporation (the "Company"), and the holders of the Company's Preferred Stock, set forth on Exhibit A hereto.
                              ---------

     NOW, THEREFORE, it is hereby agreed as follows:

     1.   Certain Definitions. As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

               "Commission" shall mean the Securities and Exchange Commission or
                ----------
any other federal agency at the time administering the Securities Act.

               "Conversion Stock" shall mean the shares of Common Stock issued
                ----------------
or issuable upon conversion of the Shares.

               "Holder" shall mean the holders of Registrable Securities,
                ------
securities convertible into Registrable Securities or securities convertible into Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section
2.13 hereof.

               "Investors" shall mean (i) the purchasers of Series A Preferred
                ---------
Stock pursuant to the Series A Preferred Stock Purchase Agreement dated April 21, 1997 (the "Series A Purchase Agreement"), (ii) the purchasers of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement dated October 23, 1998, as amended (the "Series B Purchase Agreement"), (iii) the purchasers of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated February 3, 2000 (the "Series C Purchase Agreement") and (iv) the purchasers of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement of even date herewith (the "Series D Purchase Agreement").

               "Registrable Securities" means (i) the Conversion Stock, and (ii)
                ----------------------
any Common Stock of the Company issued or issuable with respect to, or in exchange for or in replacement of the Conversion Stock or other securities convertible into or exercisable for Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

               The terms "register," "registered" and "registration" refer to a
                          --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses, except as otherwise
           ---------------------
stated below, incurred by the Company in complying with Sections 2.5, 2.6 and
2.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one (1) special counsel to the selling Holders, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
required to bear the legend set forth in Section 2.2 hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.

          "Shares" shall mean (i) the shares of the Company's Series A Preferred
           ------
Stock issued pursuant to the Series A Purchase Agreement or upon the exercise of warrants to purchase Series A Preferred Stock, (ii) the Company's Series B Preferred Stock issued pursuant to the Series B Purchase Agreement or upon the exercise of warrants to purchase Series B Preferred Stock, (iii) the Company's Series C Preferred Stock issued pursuant to the Series C Purchase Agreement and
(iv) the Company's Series D Preferred Stock issued pursuant to the Series D Purchase Agreement.

     2.   Restrictions on Transferability of Securities; Compliance with
          --------------------------------------------------------------
Securities Act; Registration Rights.
-----------------------------------

               2.1  Restrictions on Transferability. The Shares and the
                    -------------------------------
Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investors will cause any proposed purchaser, assignee, transferee, or pledgee of the Shares or the Conversion Stock held by the Investors to agree to take and hold such securities subject to the provisions and upon the conditions specified in this
Section 2.

               2.2  Restrictive Legend. Each certificate representing (i) the
                    ------------------
Shares, (ii) the Conversion Stock or (iii) any other securities issued in respect of the Shares or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state or international securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS

          THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          The Investors and Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Shares or the Conversion Stock in order to implement the restrictions on transfer established in this Section 2.

          2.3  Notice of Proposed Transfers. The holder of each certificate
               ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by any Holder to any of its partners or other equity owners, or retired partners or other equity owners, or to the estate of any of its partners or other equity owners or retired partners or other equity owners, (iii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws, or (iv) transfers in compliance with Rule 144(k), so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense, by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

          2.4  Removal of Restrictions on Transfer of Securities. Any legend
               -------------------------------------------------
referred to in Section 2.2 hereof stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to such Restricted Security shall be removed and the Company shall issue a certificate without such legend to the holder of such Restricted Security if such security is registered under the Securities Act, or if such holder provides the

Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to Section (k) of Rule 144 under the Securities Act.

     2.5  Requested Registration.
          ----------------------

               (a)  Request for Registration. If the Company shall receive at
                    ------------------------
any time after the earlier of (i) December 31, 2001 or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) a written request from a Holder or Holders that the Company effect a registration, qualification or compliance with respect to at least 50% of the Registrable Securities, or any lesser number of shares of Registrable Securities if the anticipated aggregate offering price exceeds $15,000,000, the Company will:

                         (i)  within ten days of the receipt by the Company of
such notice, give written notice of the proposed registration, qualification or compliance to all other Holders; and

                         (ii) as soon as practicable, use its best efforts to
effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company.

          Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.5:

                              (A)  In any particular jurisdiction in which the
Company would be required to qualify as a foreign corporation, subject itself to taxation in that jurisdiction or execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                              (B)  During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction, with respect to an employee benefit plan or with respect to the Company's first registered public offering of its stock), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                      (C) After the Company has effected two such registrations pursuant to this Section 2.5(a) covering all shares requested to be registered by the Holders initiating or joining such request, and such registrations have been declared or ordered effective; or

                      (D) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.5 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

          Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Holders.

               (b) Underwriting. In the event that a registration pursuant to
                   ------------
Section 2.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 2.5(a)(i). In such event, the right of any Holder to registration pursuant to Section 2.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter of recognized national standing selected for such underwriting by a majority of the Holders proposing to distribute their securities through such underwriting and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of shares of Registrable Securities that may be included in the registration (and underwriting if any) shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included in such Registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Holders to the nearest 100 shares. In no event shall the number of Registrable Shares underwritten in an offering be limited unless and until all shares held by persons other than the holders of the Registrable Shares are completely excluded from such offering.

          If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

          2.6  Company Registration.
               --------------------

                    (a)  Notice of Registration. If at any time or from time to
                         ----------------------
time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration pursuant to
Section 2.5 hereof, the Company will:

                            (i)  promptly give to each Holder written notice
thereof; and

                            (ii) include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

                    (b)  Underwriting. If the registration of which the Company
                         ------------
gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.6(a)(i). In such event the right of any Holder to registration pursuant to Section 2.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein.

          All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this
Section 2.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting; provided, however, that except in connection with the Company's initial underwritten public offering of Common Stock (where Registrable Securities may be entirely excluded), the number of Registrable Securities shall not be limited to less than 25% of the aggregate number of shares proposed to be included in such underwriting. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of shares of Registrable Securities that may be included in the registration (and underwriting if any) shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included in such Registration Statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Holders to the nearest

100 shares. In no event shall the number of Registrable Securities underwritten in an offering be limited unless and until all shares held by persons other than the holders of the Registrable Shares and the Company are completely excluded from such offering.

          If any Holder or Holders disapprove of the terms of any such underwriting, such Holder or Holders may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

               (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.8 hereof.

          2.7  Registration on Form S-3.
               ------------------------

                    (a) If any Holder or Holders request in writing that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-form registration statement, for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two (2) such registrations in any twelve (12) month period. The provisions of Section 2.6(b) shall be applicable to each registration initiated under this Section 2.7.

                    (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, or an offering solely to employees); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

               (c) The Company shall use its best efforts to make any S-3 registration statement filed pursuant to this Section 2.7 remain effective until
(i) the registered shares have been sold or (ii) thirty (30) days have passed, whichever is earlier.

          2.8  Expenses of Registration. All Registration Expenses incurred in
               ------------------------
connection with registrations pursuant to Sections 2.5, 2.6 and 2.7 and the reasonable fees and expenses of a single counsel to the selling Holders (not to exceed $20,000 for any single registration) for such offerings shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of shares so registered; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.5 and
2.7 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.5, if applicable; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company which did not exist at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to
Section 2.5, if applicable.

          2.9  Registration Procedures. In the case of each registration,
               -----------------------
qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                    (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for sixty (60) days, subject to Section 2.7(c), or less if the distribution described in the Registration Statement has been completed;

                    (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                    (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in connection with an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.


          (h) In the event of any underwritten public offering, cooperate with the selling Holders, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling Holders or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the selling Holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

          (i) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (j) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder not later than the effective date of such registration.

         2.10  Indemnification.
               ---------------

               (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any Rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter specifically for use therein, or the failure of such Holder to deliver a Prospectus that was delivered to the Holder prior to a sale or sales by such Holder.


               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement unless such liability resulted from willful misconduct by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 2.10(b).

               (c)  Each party entitled to indemnification under this Section
2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d)  If the indemnification provided for paragraphs (a) through
(c) of this Section 2.10 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the Holder of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or the Holders of such Registrable Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Holders agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the Holders of
                             --- ----
such Registrable

Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Holder shall be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such Holder for the sale of Registrable Securities covered by such registration statement and (ii) the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          2.11  Information by Holder.  The Holder or Holders of Registrable
                ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

          2.12  Rule 144 Reporting.  With a view to making available the
                ------------------
benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

                (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                (c) So long as an Investor owns any Restricted Securities to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any Rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

          2.13  Transfer of Registration Rights. The rights to cause the Company
                -------------------------------
to register securities granted Holders under Sections 2.5, 2.6 and 2.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 400,000 shares of Registrable Securities, or to any transferee or assignee who is (a) an "affiliate" (as defined in Rule 405 under the Securities Act) or a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder or (b) a member of Holder's immediate family or a trust for the benefit of a Holder who is an individual, provided that such transfer may otherwise be effected in accordance with applicable securities laws.

          2.14  Standoff Agreement. Each Holder agrees, in connection with the
                ------------------
Company's initial public offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration), without the prior written consent of the underwriters, for one hundred eighty (180) days from the effective date of such registration; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions. Each Holder further agrees that the Company may impose stop transfer instructions in order to enforce the foregoing covenant.

          2.15  Termination of Registration Rights. The rights granted under
                ----------------------------------
this Section 2 shall terminate on the earlier to occur of the following: (i) on the fifth anniversary of the consummation of the first firm commitment underwritten public offering of the Company's securities pursuant to an effective registration statement filed under the Securities Act; (ii) as to a particular Holder, (except for Lehman Brothers Venture Partners L.P. and its affiliated co-investors), when such Holder is eligible to sell all of its Registrable Securities within a 90 day period in reliance on Rule 144 under the Securities Act; or (iii) with respect only to Lehman Brothers Venture Partners, L.P., when it holds less than one percent of the then issued and outstanding shares of the Company's capital stock and the Registrable Securities can be sold within a 90-day period in reliance on Rule 144 under the Securities Act.

     3.   Investors' Right of First Refusal.
          ---------------------------------

          3.1   Right of First Refusal Upon Issuances of Securities by the
                ----------------------------------------------------------
                Company.
                -------

                (a) The Company hereby grants, on the terms set forth in this Section 3.1, to each Investor who holds at least 400,000 Shares or Conversion Stock the right of first refusal to purchase all or any part of such Investor's pro rata share of the New Securities (as defined in Section 3.1(b)) which the Company may, from time to time, propose to sell and issue. The Investors may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The pro rata share of each Investor, for purposes of this right of first refusal, is the ratio of the total number of shares of Common Stock held by such Investor, including any shares of Common Stock into which shares of Preferred Stock held by such Investor are convertible, to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including any shares of Common Stock into which outstanding shares of Preferred Stock are convertible, shares of Common Stock issuable upon exercise of outstanding options and warrants and any Common Stock reserved for future issuance pursuant to plans approved by the Board of Directors).

                         (b)  "New Securities" shall mean any capital stock of
the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided that "New Securities" does not include (i) the Shares and the Conversion Stock, (ii) securities offered pursuant to a registration statement filed under the Securities Act, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets of such corporation or other reorganization which have been approved by the Board of Directors, (iv) all shares of Common Stock or other securities issued or issuable to officers, directors, employees, scientific advisors or consultants of the Company pursuant to any plan or arrangement approved by the Board of Directors of the Company, (v) all securities issued, upon the approval of the Board of Directors of the Company, pursuant to agreements to license technology and/or provide sponsored research which have been approved by the Board of Directors, and (vi) all shares of Common Stock or other securities issued in connection with bona fide arms length equipment leasing, equipment financing or other loan arrangements approved by the Board of Directors of the Company.

                         (c)  In the event the Company proposes to undertake
an issuance of New Securities, it shall give to the Investors written notice (the "Notice") of its intention, describing the type of New Securities, the price, the terms upon which the Company proposes to issue the same, and a statement as to the number of days from receipt of such Notice within which the Investors must respond to such Notice. The Investors shall have thirty (30) days from the date of receipt of the Notice to purchase any or all of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than thirty (30) days after the date of receipt of the Notice.

                         (d)  In the event the Investors fail to exercise in
full the right of first refusal within said thirty (30) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from date of said agreement) to sell the New Securities respecting which the Investors' rights were not exercised, at a price and upon general terms no more favorable to the Investors thereof than specified in the Notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

                         (e)  The right of first refusal granted under this
Section 3.1 shall expire upon the first to occur of:

                              (i)  The closing of the Company's first firm
commitment underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

                              (ii) For each Investor, the date on which such
Investor no longer holds a minimum of 400,000 Shares or Conversion Stock or the number of Shares or Conversion Stock originally purchased pursuant to the Purchase Agreement, whichever is less.

     4.  Affirmative Covenants of the Company and the Investors. The Company
         ------------------------------------------------------
hereby covenants and agrees as follows:

          4.1  Financial Information. So long as an Investor continues to hold
               ---------------------
400,000 Shares or Conversion Stock, the Company will provide such Investor with reports set forth below:

                    (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year (or, at the election of the Company, setting forth in comparative form the budgeted figures for the fiscal year then reported), all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

                    (b) As soon as practicable after the end of each quarter, and in any event within forty-five (45) days after each quarterly accounting period, an unaudited quarterly report including a balance sheet, profit and loss statement and cash flow analysis (prepared in accordance with generally accepted accounting principles other than for accompanying notes and subject to changes resulting from year-end audit adjustments).

                    (c) Within forty-five (45) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a quarterly basis, including a balance sheet and statement of operations for such quarters and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

                    (d) Upon request copies of all notices given to the board of directors, minutes of meetings of the board of directors and actions by written consent executed by the board of directors, unless such information is reasonably designated a trade secret or confidential information, dissemination of which to Investors could damage the Company's prospects or results.

          4.2  Assignment of Rights to Financial Information. The rights granted
               ---------------------------------------------
pursuant to Section 4.1 may not be assigned or otherwise conveyed by any Investor or by any subsequent transferee of any such rights without the prior written consent of the Company unless such transfer is made to a transferee who holds or will immediately following such transfer hold greater than 400,000 Shares or Conversion Stock.

          4.3  Inspection. The Company shall permit each Investor, at such
               ----------
Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 4.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          4.4  Observer Rights. Adam Heller, Ephraim Heller (if he is no longer
               ---------------
a member of the Company's Board of Directors) and a representative of each of MedVenture Associates, Delphi Ventures, L.P., Sequoia Capital, Brentwood Venture Capital, InterWest Partners, Lehman Brothers Venture Partners L.P. and Equity Group Investments, L.L.C. (if any of such entities no longer has a representative sitting as a member of the Company's Board of Directors), and, for so long as it continues to hold at least 1,000,000 Shares or Conversion Stock (as adjusted for stock splits, recapitalizations and the like) a representative of Disetronic Holding AG, provided that such representative is reasonably acceptable to the Company, shall have the right to attend all meetings of the Company's Board of Directors in a non-voting observer capacity and, in this respect, the Company shall give such representative attending the meeting, copies of all notices, minutes, consents and other materials that it provides to its directors at such times as it is provided to the directors, (provided that any such material to be delivered to a representative outside of the United States shall be delivered via electronic mail, fax, and/or via Federal Express or other internationally recognized courier service); provided, however, (i) that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; (ii) that the Company reserves the right to withhold any information and to exclude such representative from any meeting, or portion thereof, if the Board of Directors determines in good faith that access to such information or attendance at such meeting could materially and adversely affect the Company, whether by way of adversely affecting the attorney-client privilege between the Company and its counsel, or otherwise; and (iii) that in no event shall the failure to provide the notice described above invalidate in any way any action taken at a meeting of the Company's Board of Directors. Each representative designated hereunder (including Adam Heller and/or Ephraim Heller if such individual is no longer a member of the Company's Board of Directors) shall bear its own costs associated with his or her attendance at meetings of the Board of Directors.

          4.5  Termination of Covenants.  The covenants set forth in Sections
               ------------------------
4.1, 4.2, 4.3 and 4.4 shall terminate and be of no further force or effect upon the closing of the Company's first firm commitment underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act.

     5.  Miscellaneous.
         -------------

          5.1  Amendment of Prior Agreement - Waiver of Right of First Refusal:
               ---------------------------------------------------------------
Upon execution by a majority-in-interest of the existing outstanding Registrable Securities (as of immediately prior to the Closing, and excluding for all purposes shares of Series D Preferred Stock), as set forth in Section 5.1 of the Amended and Restated Investors Rights Agreement dated February 3, 2000 (the "Prior Agreement"):

                    (a) each existing holder of Shares or Conversion Stock of the Company (as of immediately prior to the Closing, and excluding for all purposes shares of Series D Preferred Stock ) (each an "Existing Investor"), pursuant to any rights such Existing Investor may have under the Prior Agreement, hereby, on behalf of itself and the other Existing Investors under the Prior Agreement, hereby waives all rights under, and any notice required by,
Section 3 of the Prior Agreement relating to any pro rata rights to purchase or rights of first refusal with respect to the issuance of the Series D Preferred Stock (or the issuance of shares of Common Stock upon conversion of the Series D Preferred Stock) of the Company under the terms of the Series D Purchase Agreement; and

                    (b) this Agreement shall supersede and replace the Prior Agreement in all respects.

          5.2  Amendments and Waivers. With the written consent of the Company
               ----------------------
and the record holders of more than fifty percent (50%) of the Registrable Securities, the obligations of the Company and the rights of the holders of the Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of the Registrable Securities, the holders of which are required to consent to any waiver or supplemental agreement without the consent of the record holders of all of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement, amendment or modification the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

          5.3  Additional Parties. The parties hereto agree that additional
               ------------------
holders of securities of the Company may, with the written consent of the Company and holders of a majority-in-interest of the Registrable Securities, be added as parties to this Agreement with respect to any or all securities of the Company held by such additional holders, and shall thereupon be deemed for all purposes "Holders" hereunder; provided, however, that from and after the date of this Agreement, the Company shall not without the prior written consent of each Investor, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of rights superior to those granted herein. Any such additional party shall execute a counterpart of this Agreement, and upon execution by such additional party and by the Company, shall be considered a Holder for purposes of this Agreement. Notwithstanding the foregoing, Purchasers of the Company's Series D Preferred in a subsequent closing shall be deemed for all purposes "Investors" hereunder without any further action by either the Company or the Investors.

          5.4  Governing Law. This Agreement shall be governed in all respects
               -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          5.5  Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          5.6  Entire Agreement.  This Agreement constitutes the full and entire
               ----------------
understanding and agreement between the parties with regard to the subjects hereof and thereof.

          5.7  Notices. All notices and other communications required or
               -------
permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to an Investor or Holder, at such address as such Investor or Holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (b) if to the Company, at its address set forth on the signature page of this Agreement, or at such other address as the Company shall have furnished to the Investors, Holders and each such other Holder in writing. Notwithstanding the foregoing, all notices and communications to addresses outside the United States shall be given by telecopier and confirmed in writing sent by overnight or two-day courier service.

          5.8  Aggregation of Stock. All shares of Registrable Securities held
               --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of rights under this Agreement.

          5.9  Titles and Subtitles. The titles of the paragraphs and
               --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          5.10  Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          5.11  Stock Splits. All references to numbers of shares in this
                ------------
Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.


                 [remainder of page intentionally left blank]

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.

"COMPANY"

THERASENSE, INC.,
a Delaware corporation


By: /s/ W. Mark Lortz
    -----------------
W. Mark Lortz

President and Chief Executive Officer

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


"INVESTORS"


Disetronic Holding AG

By: _____________________

Name:____________________

Title:___________________



/s/ Thomas Meyer
-------------------------
Thomas Meyer

/s/ Marc Kohler
-------------------------
Marc Kohler

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


Brentwood Associates VIII, L.P.
By: Brentwood VIII Ventures, L.L.C.
    Its General Partner


By: ____________________________________
    Managing Member

Brentwood Affiliates Fund II, L.P.
By: Brentwood VIII Ventures, L.L.C.
    Its General Partner


By: ____________________________________
    Managing Member

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.

NEW INVESTORS
Purchasers of Series D Preferred Stock

Delphi Ventures IV, L.P.
By: Delphi Management Partners IV, L.L.C.
    General Partner


By: _________________________________________
    Managing Member

Delphi BioInvestments IV, L.P.
By: Delphi Management Partners IV, L.L.C.
    General Partner


By: _________________________________________
    Managing Member

EXISTING INVESTORS
For purposes of Section 5.1 of the Agreement

Delphi Ventures III, L.P.
By: Delphi Management Partners III, L.L.C.
    General Partner

By: _________________________________________
    Managing Member

Delphi BioInvestments III, L.P.
By: Delphi Management Partners III, L.L.C.
    General Partner

By: _________________________________________
    Managing Member

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.

NEW INVESTORS
Purchasers of Series D Preferred Stock

InterWest Partners VII, L.P.
By: InterWest Management Partners VI, L.L.C.
    Its General Partner

By: ___________________________________________
    Managing Member

InterWest Investors VII, L.P.
By: InterWest Management Partners VI, L.L.C.
    Its General Partner

By: ___________________________________________
    Managing Member

InterWest Venture Management Co. Profit Sharing Retirement Plan F/B/O Robert R. Momsen

By: ___________________________________________

Name: _________________________________________

Title: ________________________________________


/s/ W. Scott Hedrick
-----------------------------------------------
W. Scott Hedrick

/s/ H. Berry Cash
-----------------------------------------------
H.Berry Cash

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


EXISTING INVESTORS
For purposes of Section 5.1 of the Agreement

InterWest Partners VI, L.P.
By: InterWest Management Partners VI, L.L.C.
    Its General Partner

By: __________________________________________
    Managing Member

InterWest Investors VI, L.P.
By: InterWest Management Partners VI, L.L.C.
    Its General Partner

By: __________________________________________
    Managing Member

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.

NEW INVESTORS
Purchasers of Series D Preferred Stock

MedVenture Associates III, L.P.

By: /s/ Annette J. Campbell-White
    --------------------------------------
   Annette J. Campbell-White, Managing
   Member of MedVenture Associates
   Management III Co., LLC, the General
   Partner of MedVenture Associates III, L.P.

MedVen Affiliates III, L.P.

By: /s/ Annette J. Campbell-White
    --------------------------------------
    Annette J. Campbell-White, Managing
    Member of MedVenture Associates
    Management III Co., LLC, the General
    Partner of MedVenture Associates III, L.P.

MedVenture Associates II, L.P.


By: ______________________________________
    Managing Member of MedVenture Associates II
    Management Co., L.L.C., the General Partner of
    MedVenture Associates II

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


MJG Partners, LP

By: __________________________

Name: ________________________

Title: _______________________


/s/ Rod F. Dammeyer
------------------------------
Rod F. Dammeyer


______________________________
DRD Family Partnership, L.P.

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



/s/ Lawrence W. Huffman
-----------------------------
Lawrence W. Huffman

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



/s/ John Purlee
---------------------
John Purlee

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



/s/ Steven Daleo
----------------------
Steven Daleo

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



Delphi Ventures IV, L.P.
By: Delphi Management Partners IV, L.L.C.
    General Partner


By: __________________________________________
    Managing Member


Delphi BioInvestments IV, L.P.
By: Delphi Management Partners IV, L.L.C.
    General Partner



By: __________________________________________
    Managing Member

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



EGI-Fund (01) Investors, L.L.C., a Delaware Limited Liability Co.

By: __________________________________

Title: _______________________________

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



Wein Jackson Partners

By: __________________________________

Title: _______________________________

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



Lurie Investment Fund, L.L.C.

By: __________________________________

Title: _______________________________



/s/ Mark Slezak
--------------------------------------
Mark Slezak



/s/ William T. White
--------------------------------------
William T. White

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



Lehman Brothers Venture Capital Partners I, L.P.
By: LB I Group Inc., as general partner

By: ________________________________________
    Managing Member


Lehman Brothers Venture Partners  L.P.
By: Lehman Brothers Venture G.P. Partnership L.P., as general partner
By: Lehman Brothers Venture Associates Inc., as general partner

By: ________________________________________
    Managing Member


LB I Group Inc.

By: ________________________________________
    Managing Member

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



US Bancorp Piper Jaffray

By: __________________________________

Title: _______________________________

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



SEQUOIA CAPITAL FRANCHISE FUND

SEQUOIA CAPITAL FRANCHISE PARTNERS


By: SCFF Management, LLC

    A Delaware Limited Liability Company

    General Partner of Each



By: ____________________________________

    Managing Member

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


CROWN GROWTH PARTNERS, L.P.
by Crown Growth Partners, LLC


Signature:________________________

Print Name: Randall S. Huyser
            ------------------

Title: General Partner
      ----------------



PARSON FINANCE LIMITED
by Crown Advisors International Ltd.
The Investment Manager



Signature: /s/ Randall S. Huyser
          ----------------------

Print Name: Randall S. Huyser
           ------------------

Title: Manager
       -------


ROUNDTABLE ASSOCIATES, LLP


Signature: /s/ Randall S. Huyser
          -------------------------

Print Name: Randall S. Huyser
           ------------------

Title: A Managing Member
       -----------------

The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


/s/ William Starling
--------------------------
William Starling

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


/s/ Steve Edwards
--------------------------
Steve Edwards

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



Clifford Family Trust
UA-10-08-1992
David L. Clifford & Marie A. Clifford - Trustees

By: /s/ David L. Clifford
   -------------------------

Title: Trustees
      ----------------------

By: /s/ Marie A. Clifford
   -------------------------

Title: Trustees
      ----------------------

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


Norma Zippin Marineau and Ken Marineau



By: /s/ Norma Zippin Marineau
   -----------------------------

By: /s/ Ken Marineau
   -----------------------------

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



Nissho Corporation Ltd.

By:_______________________________


Title:____________________________

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


/s/ Bruno Reihl
--------------------------
Bruno Reihl

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.


The Momsen Living Trust
U/A/D 1/5/95
Robert Momsen Trustee

By: /s/ Robert Momsen
   --------------------------

Title: Trustee
      -----------------------

     The foregoing Amended and Restated Investors Rights Agreement is hereby executed as of the date first above written.



/s/ Erik Brynjolfsson
----------------------------
Erik Brynjolfsson